                           SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


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                              Essef Corporation
                 ----------------------------------------------
                (Name of Registrant as Specified in its Charter)

                              Essef Corporation
                 ----------------------------------------------
(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

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







                            PROXY STATEMENT

                           December 18, 1996




                          GENERAL INFORMATION

This proxy statement is furnished to shareholders of Essef Corporation (the "Company") on its behalf, by its Board of Directors, in connection with the solicitation of proxies for use at its Annual Meeting of Shareholders (the "Annual Meeting") to be held on Thursday, January 23, 1997, at the offices of the Company, 220 Park Drive, Chardon, Ohio 44024 at 10:00 a.m. EST, or any adjournments thereof, to elect four directors, to consider and act upon a proposal of the Board of Directors to approve the Essef Corporation Performance Share Plan, and to conduct such other business as may properly be brought before the Annual Meeting. This proxy statement was first mailed on December 20, 1996, to shareholders of record on November 22, 1996.

On November 22, 1996, 4,802,700 common shares were outstanding. Each shareholder of record as of that date is entitled to notice of the meeting and to cast one vote per share held on all matters to come before the Annual Meeting. The holders of a majority of the votes entitled to be cast present in person or by proxy shall constitute a quorum for the purposes of the Annual Meeting.

A form of proxy accompanies this statement which shareholders are urged to fill in and return. The persons appointed by validly executed proxies will vote the shares covered thereby according to the instructions endorsed thereon, on each issue or matter as to which an instruction is given. Shares covered by signed proxies otherwise unmarked or on which contradictory or unclear instructions are given will be voted in favor of the nominees listed, in favor of the adoption of the Essef Corporation Performance Share Plan, and in accordance with the best judgment of the persons appointed thereon as to any other matters properly brought before the Annual Meeting.

The appointment of a proxy may be revoked at any time by providing notice to the Company prior to the Annual Meeting or by appearing at the Annual Meeting to vote in person.

                 NOMINATION AND ELECTION OF DIRECTORS

The Board of Directors of the Company consists of seven members divided into two classes. Class A has three members and Class B has four members. Directors in each class are elected for three year terms expiring on the date of the third annual meeting following their election. Four Class B directors are to be elected at the Annual Meeting with their terms expiring with the Company's annual meeting of shareholders to be held in January, 2000.

The Board of Directors has nominated Messrs. Harnett, King and Ross to succeed themselves as incumbents. Mr. James Biggar has been nominated to succeed Mr. Horner who will retire following completion of his term as a Director at the annual meeting. They have all agreed to serve if elected.

The regulations of the Company also provide for the nomination of directors by shareholders pursuant to a notice satisfying specified requirements, timely given to the Secretary of the Company. No such notice has been received as of the date hereof. The Company's Committee on Directors will also consider recommendations by shareholders for nomination of directors. Directors are elected by a plurality of the votes represented at the meeting, either in person or by proxy, and entitled to vote.

A brief biography of each of the four nominees, including their principal occupations, ages at the date of this statement, a brief account of their business experience, and the identity of certain companies of which they are or were directors or with which they are or were associated appear in the following section. Their beneficial ownership of common shares of the Company is contained in the section headed "Beneficial Ownership Of Shares."

                       NOMINEES AND DIRECTORS

NOMINEES

                           JAMES M. BIGGAR
                               Age 67

Mr. Biggar is currently Chairman and Chief Executive Officer of Glencairn Corporation, a real estate development firm. Prior to assuming that position in July, 1991, he served as Chairman of Nestle USA, Inc., a food products, restaurant and hotel concern. From January, 1984 to January 1991, Mr. Biggar served as Chairman and Chief Executive Officer of Nestle Enterprises, Inc. Mr. Biggar is a director of The Sherwin-Williams Company, a manufacturer of coatings, and National City Bank and National City Corporation, providers of financial and banking services.

The term of office as a director for which he is nominated will expire with the annual meeting of shareholders in 2000.

                                GORDON D. HARNETT
                                     AGE 54

Mr. Harnett is Chairman, President, and Chief Executive Officer of Brush-Wellman Corporation, an international supplier of high performance engineered materials. Prior to assuming that post in January, 1991 he served as Senior Vice President (1987-1991) of The B.F. Goodrich Co., a diversified manufacturer of aerospace and specialty chemical products and as President (1982-1985) and Chief Executive Officer (1985-1987) of Tremco, Inc. a wholly owned subsidiary of The B.F. Goodrich Co.

Mr. Harnett has served the Company as a director since July, 1987 and is a member of the Compensation Committee, of which he is Chairman, the Committee on Directors, and the Executive Committee. The term of office as a director for which he is nominated will expire with the annual meeting of shareholders in 2000.

                            RALPH T. KING
                               AGE 67

Mr. King is Chairman of the Board of Creative Label Company, a label printing company, a post he has held since 1969.

Mr. King has served the Company as a director since 1959 and as its Chairman since November of 1990. He is a member of the Audit, Compensation, and Executive Committees. The term of office as a director for which he is nominated will expire with the annual meeting of shareholders in 2000.

                           ELLIOT B. ROSS
                               AGE 50

Prior to joining the Company as its Executive Vice President and Chief Operating Officer in 1994, Mr. Ross was the co-chairman of Inverness Partners, a venture capital investment firm founded in 1988 to acquire and improve operations of mid-sized manufacturing and distribution businesses. He was also co-chairman of Inverness Casting Group, a die casting supplier to the automotive, furniture and appliance industries. Prior to founding Inverness, Mr. Ross spent 14 years as a member and partner in the Cleveland office of McKinsey & Company. He was the leader of McKinsey's worldwide Marketing Practice from 1984 to 1987.

Mr. Ross has served as a director since January, 1995. The term of office for which he is nominated will expire with the annual meeting of shareholders in 2000.

INCUMBENT DIRECTORS

                       GEORGE M. HUMPHREY, II
                               AGE 54

Mr. Humphrey is President and a principal of Extrudex, L.P., a privately held thermo-plastic custom extruder. Prior to joining Extrudex, Mr. Humphrey was Chairman and a principal owner of Philips Container Co., a privately held plastic injection molder of pails used as containers for industrial and consumer products.

Mr. Humphrey has served the Company as a director since January, 1989 and is a member of the Audit and Compensation Committees, and the Committee on Directors, of which he is Chairman. His current term of office as a director will expire with the annual meeting of shareholders in 1999.

                         MARY ANN JORGENSON
                               AGE 55

Ms. Jorgenson is a partner and head of the corporate practice in the law firm of Squire, Sanders & Dempsey L.L.P., and has been associated with that firm since 1975. She is a director of the general partner of Cedar Fair, L.P., the owner of four amusement parks in Ohio, Minnesota, Missouri and Pennsylvania. She is also a director of S 2 Golf Inc., a manufacturer and distributor of golf clubs and bags, and a director of Continental Business Enterprises, Inc., an Ohio-based metal stamping company.

Ms. Jorgenson has served as Secretary of the Company since 1989, as a director since January, 1993, and is a member of the Committee on Directors. Her current term of office as a director will expire with the annual meeting of shareholders in 1999.

                          THOMAS B. WALDIN
                               AGE 54

Mr. Waldin was appointed Chief Executive Officer of the Company in October, 1990 and was elected President of the Company in January, 1991. Since 1977 he has been active as an investor in and a director of a number of small businesses. He retired in 1987 as Chief Operating Officer of USG Interiors, Inc. and Chief Executive Officer of Donn, Inc. The former is a unit of USG Corporation, a worldwide manufacturer and distributor of building products, created in connection with the acquisition of Donn, Inc. in 1986.

Mr. Waldin has served as a director since January, 1991 and is a member of the Executive Committee, of which he is Chairman. His current term of office as a director will expire with the annual meeting of shareholders in 1999.

RETIRING DIRECTOR

                        CHARLES W. W. HORNER
                               AGE 70

From 1973 until his retirement in 1987, Mr. Horner held the office of Assistant Controller of Reliance Electric Company, a manufacturer of industrial motors and telecommunications products.

Mr. Horner has served the Company as a director since 1977 and is a member of the Audit Committee, of which he is Chairman. His current term of office as a director will expire with the annual meeting of shareholders in 1997.

              DIRECTORS' COMMITTEES, MEETINGS AND FEES

At its meeting following the Annual Meeting of shareholders, the Board of Directors has customarily appointed from among its membership an Audit Committee, a Compensation Committee, an Executive Committee, and a Committee on Directors which serve until the next annual meeting.

The Audit Committee consists of three directors, none of whom is an officer or employee of the Company or its subsidiaries. The committee consists of Mr. Horner, Chairman, Mr. Humphrey, and Mr. King. The Audit Committee receives the report of the Company's independent auditors, and provides the link between the Chief Financial Officer and the controllers of the Company's subsidiaries, the auditors and the Board of Directors. The Audit Committee met three times in fiscal 1996.

The Compensation Committee consists of three directors, none of whom is an officer or employee of the Company or its subsidiaries. The committee consists of Mr. Harnett, Chairman, Mr. Humphrey, and Mr. King. The Compensation Committee has authority to recommend, approve and, pursuant to specific mandate from the Board of Directors, implement its recommendations on all matters relating to direct and indirect compensation of officers and employees of the Company and its subsidiaries. The Compensation Committee met three times in fiscal 1996.

The Executive Committee consists of three directors, one of whom, its Chairman, is an officer of the Company. The committee consists of Mr. Waldin, Chairman, Mr. Harnett, and Mr. King. The Executive Committee is empowered to exercise all authority of the Board of Directors between meetings of that body, subject to report, with the exception of the declaration of dividends, appointment or election of officers and determination of their compensation, and the filling of vacancies on the Board or any Committee. The Executive Committee did not meet in fiscal 1996.

The Committee on Directors consists of three directors, Mr. Humphrey, Chairman, Mr. Harnett, and Ms. Jorgenson, Secretary of the Company. The Committee on Directors has authority to recommend director nominees to the Board and to recommend director policies including terms of office, retirement and compensation. The Committee on Directors held several informal meetings by telephone in 1996.

The Board of Directors of the Company and its four committees held a total of eleven meetings during fiscal 1996 of which five were meetings of the Board of Directors. All of the directors attended at least 75% of the meetings of the Board of Directors and committees of which they were members.

Directors who are not employees of the Company or its subsidiaries have been paid a fee of $750 for each meeting of the Board or Committee attended, plus out of pocket expenses. Chairmen are paid $1,000 for attendance at meetings of their Committees. In addition, such non-employee directors are paid an annual retainer fee of $15,000 without regard to attendance. Mr. King was paid $12,000 in the last fiscal year for his services as Chairman of the Board, in addition to fees paid him as director.

Pursuant to the Essef Corporation Deferred Compensation Plan for Directors, each director has the option to defer receipt, and therefore the recognition of income for federal income tax purposes, of all or a portion of his or her annual retainer and meeting fees payable by the Company to the director for his or her services as a director.

                        EXECUTIVE COMPENSATION

The following table sets forth information relating to the annual and long term compensation for the fiscal years ended September 30, 1996, 1995 and 1994, respectively, for the named executive officers of the Company.

                                                    SUMMARY COMPENSATION TABLE

                                  Annual Compensation                    Long Term Compensation
                       -------------------------------------------  ----------------------------------

                                                           OTHER    RESTRICTED            ALL OTHER(1)
NAME AND               FISCAL                              COMPEN-   STOCK       OPTIONS    COMPEN-
PRINCIPAL POSITION     YEAR    SALARY($)     BONUS($)      SATION($) AWARDS($)     (#)      SATION($)

Thomas B. Waldin       1996     220,480       44,540          -0-      -0-         -0-       6,615
  President and Chief  1995     218,500          -0-          -0-      -0-         -0-       4,500
  Executive Officer    1994     201,500       73,385          -0-      -0-       8,396       6,339


Elliot B. Ross         1996     260,000       52,560          -0-      -0-         -0-      11,670
  Executive Vice       1995     257,690          -0-          -0-      -0-         -0-      10,947
  President and Chief  1994     168,260       84,000          -0-      -0-     250,000         -0-
  Operating Officer


Gerald C. Hornick      1996     139,000       54,700          -0-      -0-       1,284       8,680
  Vice President and   1995     132,300        9,340          -0-      -0-         -0-       9,684
  Assistant Treasurer  1994     119,300       69,200          -0-      -0-       4,198       8,622


Douglas J. Brittelle   1996     200,000       27,197          -0-      -0-       1,284      13,620
  President            1995     146,150       42,400          -0-      -0-      40,000         -0-
  Pac-Fab, Inc.

Stuart D. Neidus       1996      16,315          -0-          -0-      -0-     125,000         -0-
  Executive Vice
  President and Chief
  Financial Officer


(1) Includes for each named executive officer: (a) matching contributions for fiscal year 1996 under the Company's 401(k) Profit Sharing Plan (b)amounts paid by the Company on the Executive's behalf into the Company's defined contribution Retirement Plan and Trust.

                                  OPTION GRANTS

Shown below is information on grants of stock options during the fiscal year ended September 30, 1996 to the named executive officers pursuant to the Company's 1987 Employees' Stock Option Plan and an employment agreement between the Company and its Chief Financial Officer

                                                 OPTION GRANTS IN LAST FISCAL YEAR
                                                        INDIVIDUAL GRANTS

                                         PERCENTAGE
                                         OF TOTAL                                  POTENTIAL REALIZABLE
                                NUMBER   OPTIONS       EXERCISE                    VALUE AT ASSUMED
                                OPTION   GRANTED TO    OR BASE                    ANNUAL RATES OF STOCK PRICE
                                SHARES   EMPLOYEES IN  PRICE        EXPIRATION    APPRECIATION FOR OPTION TERM (1)
NAME                            GRANTED  FISCAL YEAR   (PER SHARE)  DATE          --------------------------------
----                            -------  -----------   -----------  ----------            5%            10%
                                                                                          --            ---


Thomas B. Waldin                   -0-       --            --           --         $       --     $       --
  President and Chief
  Executive Officer

Elliot B. Ross                     -0-       --            --           --         $       --     $       --
  Executive Vice President
  and Chief Operating Officer

Gerald C. Hornick                1,284      .8%        $17.50         11/17/06     $   14,130     $   35,811
  Vice President and
  Assistant Treasurer

Douglas J. Brittelle             1,284      .8%        $17.50         11/17/06     $   14,130     $   35,811
  President - Pac-Fab, Inc.

Stuart D. Neidus               125,000    80.1%        $17.50         09/03/06     $1,375,700     $3,486,310
Executive Vice President
  and Chief Financial Officer

____________
FOOTNOTE:

(1)  Based on the closing price of the common stock on the NASDAQ National Market System on September 30, 1996 of $17.50.


The following table provides information relating to aggregate stock option exercises during the last fiscal year and fiscal year-end stock option values for the named executive officers:

                           OPTION EXERCISES AND YEAR-END VALUE TABLE

           Aggregated Option Exercises in Last Fiscal Year and Year-End Option Value

                      NUMBER OF                 NUMBER OF SECURITIES
                      SHARES                   UNDERLYING UNEXERCISED      VALUE OF       UNEXERCISED IN-
                      ACQUIRED ON  VALUE          OPTIONS AT FY END       THE-MONEY    OPTIONS AT FY END(1)
NAME                  EXERCISE(#)  REALIZED  EXERCISABLE  UNEXERCISABLE EXERCISABLE       UNEXERCISABLE
----                  -----------  --------  -------------------------- ---------------------------------

Thomas B. Waldin          -0-      $    -0-      978,097       2,099     $15,069,198       $      4,198

Elliot B. Ross            -0-      $    -0-       40,000     210,000     $    47,000       $    246,750

Gerald C. Hornick         -0-      $    -0-       10,317       2,333     $    97,612       $      1,049

Douglas J. Brittelle      -0-      $    -0-        3,000      38,284     $     3,525       $      43,475

Stuart D. Neidus          -0-      $    -0-          -0-     125,000     $       -0-       $        -0-

____________
Footnote:

(1) Based on the closing price of the common stock on the NASDAQ National Market System on September 30, 1996 of $17.50.

EMPLOYMENT AGREEMENTS

The Company is party to employment agreements with four of the named executive officers. Set forth below is a brief description of each agreement.

Thomas B. Waldin and the Company are parties to an employment agreement which initially covered a two year period expiring on October 26, 1992 and was subsequently extended for additional one year periods until its amendment in 1994. The amended agreement expired on September 30, 1996 and was subsequently extended according to its terms for a one year period. For a description of the compensation terms of the employment agreement see "Report of Compensation Committee on Executive Compensation."

Under the employment agreement, the Company granted Thomas B. Waldin nonstatutory stock options to purchase up to 971,800 Common Shares of the Company. The exercise price of the options, determined pursuant to a formula, is $2.00 per share. At the date of the grant of the options, the closing bid for the shares as quoted by NASDAQ was $2.25. All of the options are vested and exercisable.

In connection with shares acquired by Mr. Waldin pursuant to the options, Mr. Waldin may request under certain circumstances that such shares be registered under the Securities Act of 1933 for the purpose of public distribution. If the Company elects not to proceed with such a registration, Mr. Waldin may require the Company to purchase either his shares at a price equal to 95% of the market value or his options at a purchase price equal to 90% of the price of the shares underlying the options less the exercise price.

Elliot B. Ross and the Company are parties to an employment agreement which initially covered a two year period expiring on January 31, 1996. The agreement was subsequently extended for an additional one year period according to its terms. As compensation for his service as Executive Vice President and Chief Operating Officer, Mr. Ross receives an annual base salary of $260,000, and performance based bonuses targeted at 60% of Mr Ross's annual base salary in each year. In addition, Mr. Ross was granted initial options, vesting as of commencement of the agreement, to purchase 100,000 shares of the Company's common stock at $16.325 per share. Performance options to purchase an additional 150,000 shares were also granted with vesting and exercise terms based on target earnings per share.

Douglas J. Brittelle and the Company are parties to an employment agreement which covers a two year period expiring on January 3, 1997 unless terminated or extended according to its terms. As compensation for his service as President of Pac-Fab, Inc., a wholly owned subsidiary of the Company, Mr. Brittelle receives an annual base salary of $200,000 and performance based bonuses targeted at 55% of Mr. Brittelle's annual base salary. In addition, Mr. Brittelle was granted initial options, vesting as of the commencement date of the agreement, to purchase 15,000 shares of the Company's common stock at $16.325 per share. Performance options to purchase an additional 25,000 shares were also granted with vesting and exercise terms based on target earnings per share.

Stuart D. Neidus and the Company are parties to an employment agreement which covers a two year period expiring on September 30, 1998 unless terminated or extended according to its terms. As compensation for his service as Executive Vice President and Chief Financial Officer, Mr. Neidus receives an annual base salary of $200,000, a first year guaranteed bonus of $50,000 and performance based bonuses targeted at 50% of Mr. Neidus's annual base salary. In addition, Mr. Neidus was granted initial options, vesting as of the commencement date of the agreement, to purchase 50,000 shares of the Company's common stock at $17.50 per share. Performance options to purchase an additional 75,000 shares were also granted with vesting and exercise terms based on target share prices.

REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

The Compensation Committee establishes compensation for the executive officers of the Company and its subsidiaries. In discharging its function, the Committee seeks to harmonize three objectives. First, compensation levels are designed to be sufficiently competitive to attract and retain highly qualified management personnel. Second, recognition is given to the achievement of annual financial, operational and strategic objectives. Finally, it is the Company's objective to continue to align pay and performance for the Company's executives with the longer-term goal of enhancing shareholder value. To implement these objectives, the compensation program for executive officers consists of base salary, annual cash incentives and stock option awards.

Base salaries are determined in the first instance by the evaluation of the executive officer's responsibility and by comparison to similarly situated executives at other firms (not necessarily all of the companies included in the peer group established for the purpose of comparing shareholder returns) to ensure that the Company's salaries are competitive.

Annual cash incentives are used to recognize the achievement of annual objectives in line with the Company's long-term goals. The annual objectives are based on specific and quantifiable financial and operational performance criteria which are set at the beginning of each fiscal year by the Committee. Bonuses are primarily based on the performance of specific business units in which the executive works, except those of the Chief Executive Officer, the Chief Operating Officer and the Chief Financial Officer, whose bonuses are based on a formula relating to the earnings per share of the Company.

Stock option awards are used primarily as a means for building shareholder value over the long term. Option awards are generally contingent on the Company's achievement of certain levels of annual pre-tax profits. In fiscal 1996, 2,568 options to purchase the Company's common stock were granted to the two named executive officers participating in the 1996 stock option program. Additionally, 125,000 options to purchase the Company's common stock were granted to the new Chief Financial Officer as an inducement to accept employment with the Company and as an incentive to meet certain performance targets.

In fiscal 1995, the Committee also undertook a review of the Company's executive salary structure and incentive programs. The objective of the review was to ensure that the compensation structure was in alignment with the Company's goal of enhancing shareholder value. A multidiscipline task force, guided by senior operating executives, with the assistance of an independent management consulting firm engaged by the Committee, conducted the review under the Committee's overall direction. Based on the findings of the review, the Committee adopted a salary structure that was applied in 1996 and may be applied in coming years, which would peg executive salaries at the median (50th percentile) for peer companies. The Committee also authorized an annual cash incentives plan rewarding key employees for achieving specific objectives in line with the Company's long-term goals. Based on targeted annual improvements to earnings, the resulting bonuses would bring the total cash compensation of executives to the 75th percentile of peer firms. The Committee has also considered long-term incentive programs and recommended for board and shareholder approval the Performance Share Plan described below.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

For fiscal 1996, Mr. Waldin's compensation package was based on a review, carried out in 1994, of his compensation package in connection with an amendment and extension of his employment agreement. The Committee determined then that his total cash compensation should be at the 75th percentile for compensation received by chief executive officers of similarly situated companies, adjusted annually to reflect the percentage of time Mr. Waldin expected to devote to the Company's business during the ensuing year.

Mr. Waldin's total cash compensation consisted of his base annual salary and performance based bonuses targeted at 60% of Mr. Waldin's annual salary based on the Company's annual earnings per share. For fiscal 1996, the base compensation was not adjusted from the 1995 level of $220,480 and a bonus of $44,540 was earned.

                                  THE COMPENSATION COMMITTEE
                                  Gordon D. Harnett, Chairman
                                  Ralph T. King
                                  George M. Humphrey II

PROPOSAL TO APPROVE THE ESSEF PERFORMANCE SHARE PLAN

   At its November 18, 1996 meeting, The Board of Directors adopted, subject to shareholder approval, the Company's Performance Share Plan (the "Plan"). The Board believes that the Plan provides a balanced approach to rewarding managers for creating economic value over the long term, with their reward also tightly linked to total return to shareholders as reflected in stock price appreciation.

   The following is a summary of the material features of the Plan. The full text of the Plan is attached as Appendix A, and the following summary is qualified in its entirety by reference to it.

   Purpose. The purpose of the Plan is to attract, retain and motivate key employees of the Company by offering incentive compensation tied to the performance of the Company and its stock price and, therefore, more closely aligned with the interests of shareholders.

   Administration. The Plan will be administered by the Compensation Committee, composed of not fewer than two directors appointed by the Board. Each member of the Compensation Committee shall, at all times during their service as such, be a "disinterested person" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under the Internal Revenue Code of 1986 as amended. The Compensation Committee shall have full power and authority to construe and interpret the Plan, establish and apply rules and procedures for administering the Plan, and grant awards under the Plan.

   Term. The plan shall become effective as of October 1, 1996 subject to its approval by Company shareholders.

   Eligibility. Those persons eligible to participate in the Plan shall include officers and other key employees of the Company and its subsidiaries, other than those individuals who may be designated by the Compensation Committee as ineligible. Members of the Compensation Committee shall not be eligible to participate in the Plan.

   Awards. Based on the attainment of certain performance goals over the performance period a participant will be awarded Performance Share Units. The amount of any award payment will be the excess of the common share price of the Company at the end of the performance period over the common share price at the beginning of the performance period times the number of Performance Share Units awarded. The terms, conditions and provisions of an award shall be set forth in a written Award Agreement approved by the Committee and delivered or made available to the Plan participant as soon as is practicable following the date of the award.

   Payments under the Plan. No payments with respect to Performance Share Units granted under the Plan shall be made prior to the end of the performance period. Award payments may be made wholly in common shares of the Company, wholly in cash, or a combination of common shares and cash, all at the discretion of the Compensation Committee. The maximum number of shares to be awarded under the Plan shall not exceed an aggregate of two hundred thousand (200,000).

RECOMMENDATION AND VOTE

   The affirmative vote of the holders of a majority of the common shares of the Company present and voting at the Annual Meeting is required for approval of the Essef Performance Share Plan.

   YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF THE ESSEF PERFORMANCE SHARE PLAN.

                          PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in cumulative shareholder return with the cumulative total return of the Nasdaq Stock Market (US Companies) composite and a peer group of companies selected on a line-of-business basis:

           COMPARISON OF FIVE YEAR-CUMULATIVE TOTAL RETURNS

Prepared by the Center for Research in Security Prices
Produced on 12/17/96 including data to 09/30/96
[Graph inserted here]

     Index Description                                        09/30/91  09/29/92 09/28/93   09/30/94   09/30/95   09/30/96
     -----------------                                        --------  -------- --------   --------   --------   --------

     Essef Corporation                                           100.0     120.0    117.5      147.5      178.8      175.0
     CRSP Index for Nasdaq Stock Market (US Companies)           100.0     112.1    146.8      148.0      204.4      242.6
     Self-Determined Peer Group                                  100.0      95.7     88.9       95.0      112.8      124.7

Companies in the Self-Determined Peer Group

   COMMERCIAL INTERTECH CORP        CALGON CARBON CORP
   DAVIS WATER & WASTE INDS INC     GOULD PUMPS INC
   IONICS INC                       OSMONICS INC
   SYBRON CHEMICALS INC             LESLIES POOLMART

________________________
Notes:

 A.   The lines represent monthly index levels derived from compounded daily returns that include all dividends.
 B.   The indexes are reweighted daily, using the market capitalization on the previous trading day
 C.   If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding trading day is used.
 D.   The index level for all series was set to 100.0 on 09/30/91.
 E.   Amtrol, Inc. which was previously  included in the self determined peer group is not  included in the current year as it is no longer a publicly traded Company and as a result comparative information is no longer available.
 F.   Anthony Industries, Inc. which was previously  included in the self determined peer group is not  included in the current year as it has divested operations in the Company's industry and as a result comparative information is no longer applicable.

                         BENEFICIAL OWNERSHIP OF SHARES

The following tables display, as of November 22, 1996, the name and address of each person who is known to the Company to own beneficially more than 5% of the Company's voting securities (a single class of Common Shares) as well as the number of Common Shares beneficially owned by each director and director nominee and the directors, director nominees and officers of the Company as a group.

FIVE PERCENT BENEFICIAL OWNERSHIP


                                               Common Shares Beneficially Owned
                                               --------------------------------

           Name                                           Number      Percent
           ----                                           ------      -------

Keybank National Association, Trustee (1)(2)(3)(8)      1,003,760       20.90%
127 Public Square
Cleveland, Ohio 44114

The Jane B. King Irrevocable (4)                          465,000        9.68%
Trust dated July 19, 1979,
Ralph T. King and Alexander
S. Taylor, Trustees
30050 Chagrin Boulevard, Suite 150
Pepper Pike, Ohio  44124

Thomas B. Waldin (5)                                    1,008,097       17.44%
c/o ESSEF Corporation
220 Park Drive
Chardon, Ohio  44024

Fenimore Asset Management                                 489,050       10.18%
118 North Grand Street
Cobleskill, New York 12043

C. Peter Darby                                            245,824        5.12%
4938 San Jacinto Circle
Fallbrook, California

James A. Horner Trust (6)(7)(8)                           288,168        6.00%
James A. Horner, Jr., Douglas M. Horner
and Mary Ann Jorgensen, Trustees
4900 Key Tower
Cleveland, Ohio 44114

(1) Keybank National Association exercises (a) sole voting and shared dispositive power over 915,640 shares; and (b) shared voting and dispositive power over 54,390 shares held by a trust of which Keybank National Association is one of three trustees and noted in 2(a) and 8(b) below.



                                       14


(2) James H. Dempsey, Jr. shares dispositive power of 915,640 shares as one of three trust advisors noted in 1(a) above, (3) and (8)(d) below, and is also beneficial owner of: (a) 54,390 shares held by a trust of which he is one of three trustees with shared voting and dispositive power and noted in 1(b) above and 8(b) below; and (b) 33,400 shares held by a trust of which he is a co-trustee with shared voting and dispositive power and noted in note 8(c) below.
           Mr. Dempsey disclaims the benefits of ownership of any of the aforementioned shares. Mr. Dempsey is a partner in the law firm of Squire, Sanders & Dempsey L.L.P., which the Company retains as its outside general counsel.

(3) James P. Oliver shares dispositive power of 915,640 shares as one of three trust advisors noted in 1(a) and (2) above and note 8(d) below. Mr Oliver disclaims the benefits of ownership of any of the aforementioned shares. Mr. Oliver is a partner in the law firm of Squire, Sanders & Dempsey L.L.P., which the Company retains as its outside general counsel.

(4) Ralph T. King shares voting and dispositive power as a co-trustee and is also beneficial owner of: (a) 59,900 shares owned by him directly;
           (b) 11,180 shares held by a foundation of which he is a trustee with shared dispositive power.

(5) Thomas B. Waldin is the beneficial owner of 1,008,097 shares owned by or benefitting him, his wife or child directly (978,097 shares consist of options to purchase which are exercisable within 60 days of September 30, 1996).

(6) James A. Horner, Jr. shares voting and dispositive power as co-trustee and is also beneficial owner of: (a) 313,046 shares owned by or benefitting him or his children directly or indirectly; and
           (b) 75,000 shares held by trusts for the benefit of his children, nieces and nephews, of which he is one of three trustees sharing voting and dispositive power, and noted at (7)(b) and (8)(e) below.

(7) Douglas M. Horner shares voting and dispositive power as co-trustee and is also beneficial owner of: (a) 158,240 shares owned by or benefitting him or his children directly or indirectly (1,500 shares consist of options to purchase which are exercisable within 60 days of this statement); and (b) 75,000 shares held by trusts for the benefit of his children, nieces and nephews, of which he is one of three trustees sharing voting and dispositive power, and noted at
           (6)(b) above and (8)(e) below.

(8) Mary Ann Jorgenson shares voting and dispositive power as co-trustee and is also beneficial owner of: (a) 34,600 shares held by six trusts of which she is the sole trustee with sole voting and dispositive power; (b) 54,390 shares held by a trust of which she is one of three trustees with shared voting and dispositive power and noted in notes 1(b) and 2(a) above; (c) 33,400 shares held by a trust of which she is a co-trustee with shared voting and dispositive power and noted in note 2(b) above; (d) 915,640 shares held by two trusts over which she has shared dispositive power as one of three trust advisors, and noted in notes 1(a),(2) and (3) above; and (e) 75,000 shares held by trusts of which she is one of three trustees with shared voting and dispositive power and noted in (6)(b) and (7)(b) above. Ms. Jorgenson disclaims the benefits of ownership of any of the aforementioned shares. Ms. Jorgenson serves as Secretary of the Company and is a partner in the law firm of Squire, Sanders & Dempsey L.L.P., which the Company retains as its outside general counsel.



BENEFICIAL OWNERSHIP OF SHARES
BY DIRECTORS AND NAMED EXECUTIVE OFFICERS

                                        Common Shares Beneficially Owned
                                        --------------------------------

           Name                               Number         Percent
           ----                               ------         -------

Gordon D. Harnett (1)                         9,150              *

Charles W. W. Horner (1)                     12,931              *

George M. Humphrey, II (1)                   13,967              *

Mary Ann Jorgenson (2)                    1,401,195          29.18%

Ralph T. King (3)                           536,080          11.16%

Elliot B. Ross (4)                           45,000              *

Thomas B. Waldin (4)(5)                   1,008,097          17.44%

Douglas J. Brittelle (4)                      3,000              *

Gerald C. Hornick(4)(6)                      20,650              *

Stuart D. Neidus                              3,000              *

All directors and named executive         3,053,070           52.81%
officers as a group (10 persons)


*  Less than one percent.

(1) Includes shares held by trustee of the Essef Corporation Deferred Compensation Plan for Directors as of September 30, 1996.

(2)        See Note (8) under Beneficial Ownership of Shares.

(3)        See Note (4) under Beneficial Ownership of Shares.

(4) Includes shares underlying options which are exercisable within 60 days of September 30, 1996 as follows:

           Thomas B. Waldin           978,097
           Elliot B. Ross              40,000
           Gerald C. Hornick           10,317
           Douglas J. Brittelle         3,000

           All directors, director nominees and officers as a group (10 persons) 1,031,414.

(5)        See Note (5) under Beneficial Ownership of Shares.

(6) Includes shares held by successor trustee of PAYSOP Plan, as of September 30, 1996, over which individual beneficiary has sole voting power.


                   INDEPENDENT PUBLIC ACCOUNTANTS

Deloitte & Touche LLP has acted as independent auditors of the Company for the fiscal year ended September 30, 1996. Representatives of Deloitte & Touche LLP will be present at the meeting and will be given an opportunity to make a statement if they desire to do so as well as to respond to appropriate questions.

                         SHAREHOLDER PROPOSALS

Proposals of shareholders for the fiscal 1997 Annual Meeting of Shareholders to be held in January, 1998 must be received by the Secretary of the Company no later than August 19, 1997 to be included in the proxy statement and form of proxy for that meeting.

                         SOLICITATION EXPENSES

The Company will bear the costs of proxy solicitation including the preparation and mailing of this statement and accompanying material. Proxies will be solicited principally by mail, by employees and agents of the Company and its subsidiaries. No employee of the Company who assists in the solicitation will be paid for doing so beyond his regular compensation.

The Company will request brokers, banks and other custodians or fiduciaries holding shares in their names or in the names of nominees to forward copies of proxy solicitation materials to the beneficial owners of the shares held by them and, upon request, will reimburse them for the reasonable expenses incurred in forwarding the material to their principals and processing responses.

                VOTE TABULATION POLICIES AND PROCEDURES

Shares voted by proxy on the form provided by management with this statement will be tabulated according to the tenor thereof. Shares voted by omnibus proxy or other proxy forms by brokers, nominees or agents will be tabulated according to instructions and limitations accompanying the form of proxy. All shares for which valid proxies are returned will be counted as present at the meeting for determination of a quorum (a majority of shares entitled to vote at the Annual Meeting), but the votes of shares represented by omnibus or similar proxy will be tabulated only to the extent the vote is specifically instructed.

                            OTHER BUSINESS

The Company is not aware of any business which may be presented for action at the meeting other than that set forth herein. Should any such business be presented for a vote of the shareholders, the enclosed form of proxy authorizes the persons appointed to vote thereon in accordance with their best judgment.

                                   By Order of the Board of Directors

                                   /s/ Mary Ann Jorgenson

                                   Mary Ann Jorgenson
                                   Secretary

December 18, 1996

                                   APPENDIX A

                               ESSEF CORPORATION

                             PERFORMANCE SHARE PLAN

1.     PURPOSE.

       The purpose of the ESSEF CORPORATION PERFORMANCE SHARE PLAN is to attract, retain and motivate key employees of Essef Corporation and its Subsidiaries by offering incentive compensation tied to the growth of Essef Corporation and, therefore, more closely aligned with the interests of shareholders.

2.     DEFINITIONS.

       As used in this Plan, the following capitalized words shall have the meanings indicated below:

          "ADMINISTRATOR" means the individual or individuals to whom the Committee delegates authority under the Plan in accordance with Section 4(b).

          "AWARD" means an award of Performance Share Units to a Participant in accordance with Section 6.

          "AWARD PAYMENT" means the payment to a Participant in accordance with
       Section 7.

          "AWARD AGREEMENT" means a written agreement between the Company or one of its Subsidiaries which is approved in accordance with Section 4, which is executed by the Participant and by an officer on behalf of the Company and which sets forth the terms and conditions of the Award to the Participant.

          "BOARD" means the Board of Directors of the Company.

          "CODE" means the Internal Revenue Code of 1986, as amended, and the applicable rulings and regulations thereunder.

          "COMMITTEE" means the Compensation Committee of the Board, any successor committee thereto or any other committee appointed by the Board to administer the Plan. The Committee shall consist of at least two individuals, each of whom is both a "disinterested person within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Treasury Regulation Section 1.162-27(e)(3) promulgated under the Code and who shall serve at the pleasure of the Board.

          "COMPANY" means Essef Corporation, an Ohio corporation.

          "DATE OF THE AWARD" means the effective date of an Award as specified by the Committee and set forth in the applicable Award Agreement.

          "DEFERRED COMPENSATION PLAN" means the Essef Corporation Deferred Compensation Plan, as the same may be amended from time to time.

          "ELIGIBLE INDIVIDUALS" means the individuals described in Section 5 who are eligible for Awards under the Plan.

          "ENDING VALUE" means the fair market value of Shares as of the end of the Performance Period, as determined in accordance with a valuation methodology approved by the Committee. In the Committee's discretion, such fair market value of Shares may be determined by the average of the market's bid price and ask price for such Shares for the twenty (20) trading days prior to the last day of the Performance Period.

          "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the applicable rulings and regulations thereunder.

          "INITIAL VALUE" means the fair market value of the Shares as of the beginning of the Performance Period, as determined in accordance with a valuation methodology approved by the Committee.

          "PARTICIPANT" means an individual to whom an Award has been made.

          "PERFORMANCE GOALS" means one or more goals established by the Committee for a Performance Period based upon performance criteria as set forth in the Award Agreement.

          "PERFORMANCE PERIOD" means the time periods set forth in Section 3 and as subsequently established by the Committee with respect to which Performance Goals are established and measured.

          "PERFORMANCE SHARE UNITS" means the Performance Share Units awarded to Participants pursuant to this Plan, each of which shall be deemed the equivalent of one (1) Share.

          "PLAN" means this ESSEF CORPORATION PERFORMANCE SHARE PLAN, as the same may be amended from time to time in accordance with Section 10 below.

          "SECTION 162(m) PARTICIPANT" means, for a given fiscal year of the Company, a Participant whose compensation for such fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

          "SHARES" means the common stock, without par value, of the Company.

          "SUBSIDIARY" means (i) a corporation or other entity with respect to which the Company, directly or indirectly, has the power, whether through the ownership of voting securities, by contract or otherwise, to elect at least a majority of the members of such corporation's board of directors or analogous governing body, or (ii) any other corporation or other entity in which the Company, directly or indirectly, has an equity or similar interest and which the Committee designates as a Subsidiary for purposes of the Plan.

          "TARGETED PERFORMANCE SHARE UNITS" means with respect to a Performance Period, the number of Performance Share Units that may be awarded dependent upon achievement of Participants' Performance Goals.

          "TERM OF THE PLAN" means the period established by the Committee.

3.     EFFECTIVE DATE AND PERFORMANCE PERIODS.

       The Plan shall become effective as of October 1, 1996, subject to its approval by the shareholders of the Company. The initial Performance Period shall commence on October 1, 1996, and end on September 30, 1998. Subsequent Performance Periods may be established by the Committee from time to time.

4.     ADMINISTRATION.

       (a) The Plan shall be administered by the Committee, which shall have full power and authority, subject to the express provisions hereof, (i) to select Participants from among the Eligible Individuals, (ii) to establish Targeted Performance Share Units and Performance Goals, (iii) to make Awards and Award

              Payments in accordance with the Plan, (iv) to determine the terms and conditions of each Award and Award Payment, (v) to determine the terms and conditions of each Award to be set forth in an Award Agreement and to specify and approve the provisions of the Award Agreements delivered to Participants in connection with their Awards, (vi) to construe and interpret the Plan and any Award Agreement delivered under the Plan, (vii) to prescribe, amend and rescind rules and procedures relating to the Plan, (viii) to determine the form of any Award Payments to Participants under the Plan including, without limitation, payments in the form of cash only, Shares only, or any combination of cash and Shares; and (ix) to make all other determinations and to formulate such procedures as may be necessary or advisable for the administration of the Plan.

       (b) The Committee, may, but need not, from time to time delegate some or all of its authority under the Plan to an Administrator consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority (i) to establish Targeted Performance Share Units, Performance Goals, or make Awards to Eligible Individuals (A) who are, during the Performance Period, subject to the reporting rules under Section 16(a) of the Exchange Act, (B) who are Section 162(m) Participants or (C) who are officers of the Company and are delegated authority by the Committee hereunder, or (ii) under Sections 4(c) and 10(f) of the Plan. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation or thereafter. Nothing in the Plan shall be construed as obligating the Committee to delegate authority to an Administrator, and the Committee may at any time rescind the authority delegated to an Administrator appointed hereunder or appoint a new Administrator. At all times, the Administrator appointed under this Section 4(b) shall serve in such capacity at the pleasure of the Committee. Any action undertaken by the Administrator in accordance with the Committee's delegation of authority shall have the same force and effect as if undertaken directly by the Committee, and any reference in the Plan to the Committee shall, to the extent consistent with the terms and limitations of such delegation, be deemed to include a reference to the Administrator.

       (c) The Committee shall have full power and authority, subject to the express provisions hereof, to construe and interpret the Plan.

       (d) All determinations by the Committee in carrying out and administering the Plan and in construing and interpreting the Plan shall be final, binding and conclusive for all purposes and upon all persons interested herein. In the event of any disagreement between the Committee and the Administrator, the Committee's determination on such matter shall be final and binding on all interested persons, including the Administrator.

       (e) No member of the Committee or the Administrator shall be liable for anything whatsoever in connection with the administration of the Plan except as a result of such person's own willful misconduct. Under no circumstances shall any member of the Committee or the Administrator be liable for any act or omission of any other member of the Committee or, in the case of members of the Committee, the Administrator. In the performance of its functions with respect to the Plan, the Committee and the Administrator shall be entitled to rely upon information and advice furnished by the Company's officers, the Company's accountants, the Company's legal counsel and any other party the Committee or the Administrator deems necessary or appropriate, and no member of the Committee or the Administrator shall be liable for any action taken or not taken in reliance upon any such advice.

       (f) The Committee may permit Participants to elect to defer receipt of all or a portion of their Award

              Payments under administrative policies established pursuant to the Deferred Compensation Plan.

5.     ELIGIBILITY AND DETERMINATION OF TARGETED PERFORMANCE SHARE UNITS.

       (a) Eligible Individuals shall include all officers and other key employees of the Company and its Subsidiaries, other than those individuals who may be designated by the Committee as ineligible. Members of the Committee shall not be eligible to participate in the Plan. An individual's status as an Administrator will not affect his or her eligibility to participate in the Plan.

       (b) For each Performance Period, the Committee shall determine and establish the Targeted Performance Share Units and communicate to Participants the performance criteria pertaining to such.

6.     AWARDS.

       (a) Awards under this Plan shall be (i) determined by the Committee based upon the Targeted Performance Share Units and actual performance in relation thereto, and (ii) granted to a Participant in the form of Performance Share Units.

       (b)    A Participant shall have no right to receive payment pursuant to
              Section 7 hereof for any part of his Performance Share Units, and all of his Performance Share Units that are awarded under this Plan during a Performance Period shall be forfeited, unless a Participant remains in the employ of the Company or its Subsidiaries at all times during such Performance Period. The foregoing employment requirement shall not apply in the case of a Participant's termination of employment during a Performance Period due to death, disability or retirement pursuant to the ESSEF CORPORATION EMPLOYEES' RETIREMENT PLAN. If a Participant's employment is terminated prior to the end of a Performance Period, on account of death, disability, or retirement pursuant to the ESSEF CORPORATION EMPLOYEES' RETIREMENT PLAN, the amount of any Award Payment, pursuant to Section 7 hereof, to such Participant shall be multiplied by a fraction, the numerator of which is the number of months employed by the Company and its subsidiaries during such Performance Period and the denominator of which is the total number of months in such Performance Period.

       (c) The terms, conditions and provisions of an Award shall be set forth in a written Award Agreement with the Participant as approved by the Committee.

       (d) In the event of any change in the outstanding Shares by reason of any Share dividend or split, recapitalization, merger, consolidation, spin-off reorganization, combination or exchange of Shares, or other similar corporate change, then if the Committee shall determine, in its sole discretion, that such change equitably requires an adjustment in the Initial Value, such adjustments shall be made, or directed to be made, by the Committee and shall be conclusive and binding for all purposes of the Plan.

7.     AWARD PAYMENTS AND DEFERRALS.

       (a) No Award Payment with respect to Performance Share Units shall be made prior to the end of a Performance Period.

       (b) Upon the expiration of a Performance Period, the Committee shall determine the amount, if any, of a Participant's Award Payment. The amount of any such Award Payment shall be determined by the excess, if any, in Share price of the Ending Value over the Initial Value times the number of Performance Share Units awarded. The payment of any such Award Payment less any taxes, as appropriate, shall be made to Participants not later than thirty
              (30) days after the Committee has determined that a Participant's Performance Goals have been met.

       (c) Award Payments may be made wholly in Shares or wholly in cash, or partly in Shares and partly in cash, all at the discretion of the Committee. However, the number of Shares paid to Participants as Award Payments during the Term of the Plan shall not exceed a total two hundred thousand (200,000) Shares.

       (d) To the extent the Committee directs that an Award Payment be made wholly or partly in Shares, the number of Shares shall be determined by multiplying the Award Payment times the percentage of such Award Payment to be paid in Shares divided by the Share price. For purposes hereof, such Share price shall be determined based upon the source of such Shares, which source shall be solely at the discretion of the Company as follows: (i) for Shares purchased in the market by the Company within thirty (30) days of the Committee's determination, the actual cost to the Company of such Shares; (ii) for Shares that are treasury shares of the Company that have not been purchased by the Company within thirty
              (30) days preceding the date of the Committee's determination, the average of the market's bid price and ask price for such Shares for the twenty (20) trading days prior to the date of the Committee's determination; (iii) for Shares that are newly issued by the Company, the average of the market's bid price and ask price for the twenty (20) trading days prior to the date of the Committee's determination; or (iv) for Shares the source of which is any combination of (i), (ii), and (iii), the weighted average of the amounts determined in such combination of (i), (ii), and
              (iii).

       (e) In accordance with the procedures specified by, and subject to the approval of, the Committee, Participants shall have the opportunity to defer all or a portion of an Award Payment under the Deferred Compensation Plan. In the event a Participant has elected to defer receipt of all or a portion of any such payment beyond the time for payment specified in Section 7(b), such deferred amount shall be accounted for and paid in accordance with such deferral election and the Deferred Compensation Plan.

8.     CERTAIN RESTRICTIONS.

       (a) Prior to any Award Payment in the form of Shares pursuant to this Plan, the Participant shall not have any rights as a Company shareholder with respect to any Shares corresponding to such Participant's Performance Share Units.

       (b) Unless the Committee determines otherwise, no Award granted under the Plan or any Award Payment shall be transferable other than by last will and testament or by the laws of descent and distribution; provided, however, that the Committee may, subject to such terms and conditions as the Committee shall specify, permit Participants to file beneficiary designations with the Committee for transfers upon a Participant's death.

9.     INVESTMENT REPRESENTATION.

       Each Award and Award Payment shall be conditioned on the Participant making any representations required in the applicable Award Agreement. Each Award and Award Payment shall also be conditioned upon the making of any filings and the receipt of any consents or authorizations required to comply with, or required to be obtained under, applicable law.

10.    MISCELLANEOUS.

       (a) As a condition to the making of any Award, any Award Payment or the lapse of any restrictions pertaining thereto, the Company may require the Participant to pay such sum to the Company as may be necessary, in the Company's opinion, to discharge the Company's obligations with respect to any taxes, assessments or other governmental charges imposed on amounts received by a Participant pursuant to the Plan. In accordance with the rules and procedures established by the Committee and, in the discretion of the Committee, such payment may be in the form of cash or other property. In accordance with rules and procedures established by the Committee, in satisfaction of such taxes, assessments or other governmental charges the Company may, in the discretion of the Committee, make available for delivery a lesser number of Shares and/or cash in payment of an Award Payment or permit a Participant to tender previously owned Shares to satisfy such withholding obligation. At the discretion of the Committee, the Company may deduct or withhold the amount of taxes, assessments or other governmental charges from any Award Payment or distribution to a Participant whether or not pursuant to the Plan.

       (b) The Plan shall not give rise to any right on the part of any Participant to continue in the employ of the Company or its Subsidiaries.

       (c) All expenses and costs in connection with the administration of the Plan or issuance of Awards hereunder including, without limitation, the Company's cost of acquisition of any Shares distributed to Participants pursuant to an Award Payment, shall be borne by the Company.

       (d) the headings of sections herein are included solely for convenience of reference and shall not affect the meaning of any of the provisions of the Plan.

       (e) The Plan and all rights hereunder shall be construed in accordance with and governed by the laws of the State of Ohio.

       (f) The Board or Committee may modify, amend, suspend or terminate the Plan in whole or in part at any time; provided, however, that such modification, amendment, suspension or termination shall not, without a Participant's consent, affect adversely the rights of such Participant with respect to any Award or Award Payment previously made; and provided, further, that such modification, amendment, suspension or termination shall not, without the approval of the Company's shareholders:

                    (i) except as expressly provided in this Plan, increase the total number of Shares paid to Participants as Award Payments beyond two hundred thousand (200,000) Shares; or

                   (ii) otherwise materially increase the benefits accruing to
              Participants under the Plan.

       (g) The Company shall be under no obligation to segregate or reserve any funds or other assets for purposes relating to the Plan and the Participants shall not have any rights whatsoever in or with respect to any funds or assets of the Company.

                                      * * *

                              ESSEF CORPORATION

             PROXY SOLILCITED ON BEHALF OF THE BOARD OF DIRECTORS
          FOR THE ANNUAL MEETING OF SHAREHOLDERS - JANUARY 23, 1997

The undersigned hereby appoints Ralph T. King, Stuart D. Neidus and Mary Ann Jorgenson, and each of them, attorneys and proxies to attend and represent the undersigned at the Annual Meeting of Shareholders of ESSEF Corporation to be held at the office of the corporation, 220 Park Drive, Chardon, Ohio on January 23, 1997 at 10:00 o'clock A.M. Eastern Standard Time and at all adjournments thereof, with full power of substitution and full authority to vote all Common Shares of ESSEF Corporation which the undersigned, if personally present, would be entitled to vote:

1. FOR the election of each of the persons named below as a director of the corporation to serve for a term expiring at the Annual Meeting of Shareholders in the year shown opposite his name and until his successor is elected, unless authority is withheld by X marked opposite the nominee's name below:

        James M. Biggar         2000            [  ] Authority withheld
        Gordon D. Harnett       2000            [  ] Authority withheld
        Ralph T. King           2000            [  ] Authority withheld
        Elliot B. Ross          2000            [  ] Authority withheld

2.      On the approval and adoption of the Essef Corporation Performance Share
        Plan.

        [  ] FOR                [  ] AGAINST            [  ]  ABSTAIN

3. At their discretion, on the transaction of any othr business or matters that may properly be brought before the meeting or any adjournments thereof.

THIS PROXY WILL BE VOTED ACCORDING TO INSTRUCTIONS AS MARKED. UNLESS A CONTRARY INSTRUCTION IS MARKED IT WILL BE VOTED FOR ALL NOMINEES AND PROPOSALS.

This proxy revokes and supersedes any earlier proxy covering the same shares.

                                                ________________________________


       PLEASE SIGN EXACTLY AS YOUR NAME OR NAMES APPEAR HEREON INDICATING, WHEN APPROPRIATE, COMPANY AND OFFICIAL POSITION OR REPRESENTATIVE CAPACITY. IF SHARES ARE HELD IN JOINT NAMES BOTH PARTIES MUST SIGN.

DATE:______________, 199____

            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY
                          IN THE ENVELOPE ENCLOSED.